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                                                                    Exhibit 23.5


                 CONSENT OF INDEPENDENT FINANCIAL PROFESSIONALS

We hereby consent to the reference to us in the Form 10-Q of Harvard Industries, Inc. for the quarter ended January 3, 1999, and to the incorporation by reference thereof in the company's Registration Statements on Form S-3, File No. 333-71139, and Form S-4, File No. 333-71137, filed with the Securities and Exchange Commission.

                                              CHANIN KIRKLAND MESSINA LLC


                                              By:  /s/ Russell Belinsky
                                                   -------------------------
                                                   Name: Russell Belinsky
                                                   Title: Managing Director

Date: March 29, 1999